UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2026

Vivani Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36747	02-0692322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 S. Loop Road Alameda, California	94502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 506-8462

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VANI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 11, 2026, Vivani Medical, Inc. (the “Company”) issued a press release titled “Vivani Medical Reports Third Quarter 2026 Financial Results and Provides Business Update” which is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by reference in such a filing.

Item 7.01. Regulation FD Disclosure

The Company from time to time presents and/or distributes to the investment community at various industry and other conferences slide presentations to provide updates and summaries of its business. These slides are attached to this Current Report as Exhibit 99.2 and are incorporated by reference herein. The Company is also posting to the “Investors” portion of its website a copy of its current corporate slide presentation. The slides speak as of the date of this Current Report on Form 8-K. While the Company may elect to update the slides in the future or reflect events and circumstances occurring or existing after the date of this Current Report, the Company specifically disclaims any obligation to do so.

The information contained in this Item 7.01 and Exhibit 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act, whether made before or after the date hereof, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Item 8.01 Other Events.

 On November 12, 2026, the Company issued a press release titled “Vivani Medical Announces Positive Top-Line Results from SLIM-1™, a First in Human Phase 1 Trial of NPM-139 (semaglutide implant) and Wegovy (weekly semaglutide injections) in Obese and Overweight Subjects,” which is attached to this Current Report as Exhibit 99.3 and is incorporated by reference.

SLIM-1 was a four-week, open-label, active-controlled Phase 1 clinical trial conducted at a single study center in Australia to evaluate the safety, tolerability and pharmacokinetic profile of low-dose NPM-139, the Company’s investigational semaglutide implant, in otherwise healthy overweight or obese participants. Ten participants received NPM-139 and ten participants received the starting dose of Wegovy (0.25 mg of semaglutide administered by weekly injection). Changes in body weight were also measured. NPM-139 is a subdermal implant utilizing the Company’s proprietary NanoPortal™ technology and is being designed for once- or twice-yearly administration for chronic weight management.

SLIM-1 Top-Line Results

No adverse events were reported as treatment related in the NPM-139 group, compared with treatment-related adverse events in five of ten participants in the Wegovy group, all of which were gastrointestinal. No serious adverse events were reported in either group.

The pharmacokinetic results showed no rapid increases in drug exposure with NPM-139, with maximum semaglutide levels following a single administration measured at approximately 16 days, compared with approximately 2.4 days following the first weekly Wegovy injection. Over the four-week trial, observed weight loss was 0.79% in the NPM-139 group and 0.82% in the Wegovy group.

NPM-139 Development Plans

Based on the top-line results, the Company plans to advance NPM-139 toward a Phase 2 dose-ranging weight maintenance trial, which is anticipated to begin in 2027. The Company also plans to explore the potential for clinical development of NPM-139 in GLP-1-naïve patients based on the tolerability profile observed in SLIM-1.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements regarding the potential of NPM-139 for chronic weight management and once- or twice-yearly administration, the Company’s plans to advance NPM-139 toward a Phase 2 dose-ranging weight maintenance trial and the anticipated timing thereof, and the potential for clinical development in GLP-1-naïve patients. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, risks relating to the Company’s development and commercialization of product candidates, unexpected costs or delays, and changes in anticipated development plans, strategies and objectives. These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in the Company’s filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this communication. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Vivani Medical Reports Third Quarter 2026 Financial Results and Provides Business Update
99.2	Vivani Medical, Inc. slide presentation dated November 12, 2026.
99.3

Vivani Medical Announces Positive Top-Line Results from SLIM-1™, a First in Human Phase 1 Trial of NPM-139 (semaglutide implant) and Wegovy (weekly semaglutide injections) in Obese and Overweight Subjects

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVANI MEDICAL, INC.

Date: November 12, 2026	By:	/s/ Donald Dwyer
	Name:	Donald Dwyer
	Title:	Chief Business Officer